Supplement, dated December 1, 2019

to Prospectuses, dated May 1, 2000

American Separate Account No. 2

Flexible Premium Deferred Annuity and Individual Retirement Annuity Contracts

This Supplement describes changes to the Investment Alternatives offered under your contract. Please read it carefully and retain it for future reference with the Prospectus for the Flexible Premium Deferred Annuity Contracts and Individual Retirement Annuity Contracts (“Contracts”) issued by Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York (the “Company”), through its American Separate Account No. 2. Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Notice of Fund Substitution

On October 29, 2019, the Securities and Exchange Commission issued an order permitting the Company and the Separate Account to substitute certain Underlying Funds for the Contracts (the “Substitution”). As set forth in the table below, the following “Existing Funds” in which subaccounts of the Separate Account currently invest on behalf of the Contracts will be replaced with the following “Replacement Funds”.

Existing Fund (each a series of Mutual of America Investment Corporation)	Replacement Fund (each a series of Mutual of America Variable Insurance Portfolios, Inc.)
Equity Index Fund	Equity Index Portfolio
All America Fund	All America Portfolio
Small Cap Value Fund	Small Cap Value Portfolio
Small Cap Growth Fund	Small Cap Growth Portfolio
Mid-Cap Equity Index Fund	Mid-Cap Equity Index Portfolio
Composite Fund	Moderate Allocation Portfolio
Money Market Fund	Money Market Portfolio
Mid-Term Bond Fund	Mid-Term Bond Portfolio
Bond Fund	Bond Portfolio

Each Existing Fund is currently included as an Investment Alternative under the Contracts. The Existing Funds will continue to be included as Investment Alternatives until approximately January 24, 2020 (the “Substitution Date”). The Replacement Funds will be made available for investment as Investment Alternatives for the Contracts on the Substitution Date.

On the Substitution Date, pursuant to applicable regulatory approvals, any Account Balance allocated to a subaccount investing in an Existing Fund will be automatically transferred to the subaccount investing in the applicable Replacement Fund.

The Substitution will be effected at the relative net asset values of the Existing Funds’ and the Replacement Funds’ shares. Your Account Balance immediately prior to the Substitution will equal your Account Balance immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and the Company’s obligations under your Contract will not be altered in any way.

If any of your Account Balance is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Account Balance from the subaccount investing in the applicable Existing Fund to the subaccount investing in the applicable Replacement Fund. Due to potential differences in Accumulation Unit values for the subaccounts, the number of units you receive in the subaccount investing in the Replacement Fund may be different from the number of units you held in the subaccount investing in the Existing Fund.

Please note the following information regarding your transfer rights:

•

At any time until the Substitution Date, you may transfer your Account Balance allocated to a subaccount that invests in an Existing Fund to any other subaccount available under your Contract free of charge.

•

At any time following the Substitution Date, you may transfer your Account Balance allocated to a subaccount that invests in a Replacement Fund to any other subaccount available under your Contract free of charge.

•	Except with respect to frequent transfer restrictions as described in your Prospectus, there are no limitations on the number of transfers permitted under your Contract.

You may request a transfer by calling our toll-free number, 1-800-468-3785 or writing to our Financial Transaction Processing Center at Wilton Reassurance Life Company of New York, Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

A summary prospectus for each Replacement Fund accompanies this Supplement. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Replacement Funds are described in the summary prospectuses. Read the prospectuses carefully before making any investment decision with respect to your Account Balances that are allocated to an Existing Fund.

If you have allocation instructions on file for future contributions that include a subaccount for an Existing Fund, you may provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your allocation instructions on file will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

To obtain a free copy of a summary or statutory prospectus for an Existing Fund, or a statutory prospectus for a Replacement Fund, or if you have any questions regarding the Substitution, your Contract, or your transfer rights regarding the Substitution, please call our toll-free number, 1-800-468-3785.

Addition of the Replacement Funds as Investment Alternatives for the Contracts

On the Substitution Date, the Replacement Funds will be added as Investment Alternatives for the Contracts. The information provided below, all of which relates to the addition of the Replacement Funds as Investment Alternatives, is effective as of the Substitution Date.

The following table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you own a Contract, taking into account the addition of the Replacement Funds as Investment Alternatives. (Underlying Fund expenses may vary from year to year.) You should refer to the summary prospectus of each Underlying Fund for more details concerning the Underlying Fund’s fees and expenses.

	Maximum	Minimum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets) (before expense reimbursement)	3.09%	0.14%
Net Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets) (after expense reimbursement)*	0.81%	0.14%

*For the Underlying Funds of Mutual of America Variable Insurance Portfolios, Inc., the expense reimbursement arrangement between each Underlying Fund and its investment adviser is expected to continue until at least April 30, 2030. As a condition of the Substitution, those Underlying Funds are also subject to expense caps that will continue for two years after the Substitution Date. The range of net total annual Underlying Fund operating expenses reflects both the operation of those Underlying Funds’ expense reimbursement arrangements with their investment adviser and the expense caps associated with the Substitution.

Example

The Example below is intended to help you compare the cost of being a Contract owner with the cost of investing in other variable annuity contracts, and assumes we were to raise our current fees and charges to the maximum amounts. These costs include Contractowner Transaction Expenses, Separate Account Annual Expenses, Account Fees and Expenses and Underlying Fund Annual Expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This example also assumes the maximum fees and expenses of the Underlying Funds and the maximum annual contract fees expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Contract Maximum (1)	$374	$1,179	$2,086	$4,789

(1) Assumed Annual Contract Fee of $84.11 per $10,000 of Separate Account value and an average Account Balance of $2,853.

The next table shows the investment objectives of the Replacement Funds.

Mutual of America Variable Insurance Portfolios, Inc.

Portfolio Name	Objective
Equity Index Portfolio	The Portfolio seeks investment results that correspond to the investment performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*).
All America Portfolio	The Portfolio seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.
Small Cap Value Portfolio	The Portfolio seeks capital appreciation.
Small Cap Growth Portfolio	The Portfolio seeks capital appreciation.
Mid-Cap Equity Index Portfolio	The Portfolio seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.
Money Market Portfolio	The Portfolio seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.
Mid-Term Bond Portfolio	The primary investment objective of the Portfolio is to produce a high level of current income. The secondary investment objective is the preservation of shareholders’ capital.
Bond Portfolio	The Portfolio seeks current income, with preservation of shareholders’ capital a secondary objective.
Moderate Allocation Portfolio	The Portfolio seeks capital appreciation and current income.

*    “Standard & Poor’s,” “S&P,” “S&P 500,” and “S&P MidCap 400” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Variable Insurance Portfolios Inc.’s investment adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Portfolio, All America Portfolio, or Mid-Cap Equity Index Portfolio. It has no obligation or liability for the sale or operation of the Portfolios and makes no representations as to the advisability of investing in the Portfolios.

Mutual of America Capital Management LLC, a wholly-owned subsidiary of Mutual of America, is the investment adviser for Mutual of America Variable Insurance Portfolios, Inc.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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